EXHIBIT 10(6)




                   FIRST AMENDMENT TO COMPANY/SUB PLEDGE AGREEMENT
                   -----------------------------------------------


                       FIRST AMENDMENT  TO COMPANY/SUB PLEDGE  AGREEMENT
             (this "Amendment"), dated as of June 30, 1995, among EMBASSY SUITES, INC. (which will be renamed "Harrah's Operating Company, Inc.") (the "Company"), each of the other persons listed on the signature pages hereto under the caption "Pledgors" (the Company and such other Pledgors are collectively referred to herein as the "Pledgors"), BANKERS TRUST COMPANY, not in its individual capacity but solely as a collateral agent hereunder (the "General Collateral Agent"), and BANK OF AMERICA NEVADA, not in its individual capacity but solely as a collateral agent hereunder (the "Nevada Collateral Sub-Agent"). Except as otherwise defined herein, capitalized terms used herein and defined in the Company/Sub Pledge Agreement referred to below shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, The Promus Companies Incorporated (which
             will be renamed "Harrah's Entertainment, Inc.") ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");












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                       WHEREAS, Parent,  the  Company,  each  Subsidiary
             Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day
             Administrative  Agent,"   and  together  with   the  5-Year
             Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, the Pledgors, the General Collateral Agent and the Nevada Collateral Sub-Agent entered into the Company/Sub Pledge Agreement, dated as of July 22, 1993 (as amended, modified or supplemented from time to time, the "Company/Sub Pledge Agreement");

                       WHEREAS,  the parties  hereto wish  to amend  the
             Company/Sub Pledge Agreement to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari passu basis with the 5-Year Banks, the 5-Year
             ----  -----
             Administrative Agent and the Secured Interest Rate Protection Creditors with respect to the Pledged Collateral;

                       WHEREAS, it  is  a  condition  precedent  to  the
             extensions of credit under the Credit Agreements that the Pledgors shall have executed and delivered this Amendment to the Collateral Agents; and

                       WHEREAS,  the parties  hereto  wish to  amend the
             Company/Sub Pledge Agreement as herein provided;

                       NOW, THEREFORE, it is agreed:











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                       1.   The first recital  of the Company/Sub Pledge
             Agreement is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

                       "WHEREAS,  The   Promus  Companies   Incorporated
                  (which will be renamed "Harrah's Entertainment, Inc.") ("Parent"), the Company, each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS, Parent,  the  Company,  each  Subsidiary
                  Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supple-mented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".











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                       2.   The fourth recital  (before giving effect to
             this Amendment) of the Company/Sub Pledge Agreement is hereby amended by deleting the words "Credit Agreement"
             appearing   therein  and   inserting   the  words   "Credit
             Agreements" in lieu thereof.

                       3. The fifth recital (before giving effect to this Amendment) of the Company/Sub Pledge Agreement is hereby amended by (i) deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative Agents" in lieu thereof and (ii) deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       4. The introductory paragraph of Section 1 of the Company/Sub Pledge Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement or 364-Day Credit Agreement, as the case may be," in lieu thereof.

                       5. The definition of "Administrative Agent" appearing in Section 1 of the Company/Sub Pledge Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Administrative  Agents" shall  have  the meaning
                  provided in the second recital of this Agreement.

                       6. Section 1 of the Company/Sub Pledge Agreement is hereby further amended by inserting in the
             appropriate    alphabetical   order   the   following   new
             definitions:

                       "Banks" shall have  the meaning  provided in  the
                  second recital of this Agreement.

                       "Credit  Agreements"   shall  have  the   meaning
                  provided in the second recital of this Agreement.

                       "5-Year  Administrative  Agent"  shall  have  the
                  meaning  provided  in   the  first  recital  of   this
                  Agreement.










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                       "5-Year Banks" shall have the meaning provided in
                  the first recital of this Agreement.

                       "5-Year Credit Agreement"  shall have the meaning
                  provided in the first recital of this Agreement.

                       "364-Day Administrative  Agent"  shall  have  the
                  meaning   provided  in  the  second  recital  of  this
                  Agreement.

                       "364-Day Banks" shall  have the meaning  provided
                  in the second recital of this Agreement.

                       "364-Day Credit Agreement" shall have the meaning
                  provided in the second recital of this Agreement.

                       7. Section 7 of the Company/Sub Pledge Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "each" in lieu thereof.

                       8.   Section  8   of   the   Company/Sub   Pledge
             Agreement is hereby amended by deleting the second parenthetical appearing in the second paragraph thereof and inserting the following parenthetical in lieu thereof:

                       "(which notice (i) shall be deemed to have been given if the respective Administrative Agent gives notice pursuant to Section 10.03 of the 5-Year Credit Agreement or Section 9.03 of the 364-Day Credit Agreement and (ii) shall not be required if an Event of Default specified in
                       Section 10.05  of the 5-Year  Credit Agreement or
                       Section 9.05 of the 364-Day Credit Agreement has occurred)".

                       9. Section 13 of the Company/Sub Pledge Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "each" in lieu thereof.

                       10. Section 16 of the Company/Sub Pledge Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement or Section 7.12(b) of the 364-Day Credit Agreement" in lieu thereof.

                       11.  Section   19  of   the   Company/Sub  Pledge
             Agreement  is  hereby amended  by  deleting the  word "the"










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             appearing immediately  before the words  "Credit Agreement"
             appearing therein and inserting the word "either" in lieu thereof.

                       12. Each Pledgor hereby reaffirms its obligations under the Company/Sub Agreement and the grant by such Pledgor of the Security Interests contemplated thereby.

                       13. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Company/Sub Pledge Agreement.

                       14. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Pledgors, the General Collateral Agent and the Nevada Collateral Sub-Agent.

                       15. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                       16. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) each Pledgor, the General Collateral Agent and the Nevada Collateral Sub-Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the General Collateral Agent, (ii) the Restatement Effective Date under, and as defined in, the 5-Year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       17. From and after the First Amendment Effective Date, all references in the Company/Sub Pledge Agreement and each of the Credit Documents to the Company/Sub Pledge Agreement shall be deemed to be references to the Company/Sub Pledge Agreement as amended hereby.











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                       IN WITNESS WHEREOF,  each of  the parties  hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          Pledgors:
                                          --------

                                          EMBASSY SUITES, INC.


                                          By /s/ Rebecca W. Ballou
                                            --------------------------------
                                            Title: Assistant Secretary



                                          HARRAH'S


                                          By /s/ Rebecca W. Ballou
                                            -------------------------------
                                             Title:  Authorized Signatory



                                          HARRAH'S CLUB


                                          By /s/ Rebecca W. Ballou
                                            -------------------------------
                                             Title:  Authorized Signatory



                                          General Collateral Agent:
                                          ------------------------

                                          BANKERS TRUST COMPANY


                                          By /s/ Mary Kay Coyle
                                            -------------------------------
                                             Title:  Vice President